PART A

Hartford Life Insurance Company Separate Account Eleven:

333-72042	Premier Solutions (Standard – Series A)

SUPPLEMENT DATED NOVEMBER 26, 2008 TO YOUR PROSPECTUS

Fund Merger

PUTNAM NEW VALUE FUND into the PUTNAM EQUITY INCOME FUND – The Board of Trustees of the Putnam Funds recently approved and recommended the merger of the Putnam New Value Fund into the Putnam Equity Income Fund.  This change will become effective after the close of the New York Stock Exchange on December 26, 2008.

As a result, if any of your Participant Account value is allocated to the Putnam New Value Fund Sub-Account, that amount will be merged into the Putnam Equity Income Fund Sub-Account after the close of the New York Stock Exchange on December 26, 2008.

If you are enrolled in any Dollar Cost Averaging Program with allocations to the Putnam New Value Fund Sub-Account, that allocation will be directed to the Putnam Equity Income Fund Sub-Account after the close of trading on the New York Stock Exchange on December 26, 2008.  If you are enrolled in any Asset Rebalancing Program with allocations to the Putnam New Value Fund Sub-Account your program enrollment will be terminated as of the close of the New York Stock Exchange on December 26, 2008.

In addition, after the close of trading on the New York Stock Exchange on December 26, 2008, future Contributions with allocations to the Putnam New Value Fund Sub-Account will be directed to the Putnam Equity Income Fund Sub-Account.  Upon completion of the merger, the Putnam New Value Fund Sub-Account will no longer be available and all references to the Sub-Account will be deleted.

THIS SUPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE